SOGEN FUNDS, INC.

                            SOGEN INTERNATIONAL FUND

                               SOGEN OVERSEAS FUND
                                 SOGEN GOLD FUND
                                SOGEN MONEY FUND

SUPPLEMENT DATED OCTOBER 29, 1999 TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 1999.

     On October 11, 1999, Societe Generale Asset Management S.A., ("SGAM S.A."), owner of 80.1% of the outstanding equity securities of Societe Generale Asset Management Corp. ("SGAM Corp."), investment adviser to each of the separate portfolios (each a "Fund" and, collectively, the "Funds") of SoGen Funds, Inc. and SoGen Variable Funds, Inc. (each a "Company" and collectively the "Companies"), announced that it had signed a Stock Purchase Agreement (the "Purchase Agreement") with Arnhold & S. Bleichroeder, Inc. ("A&SB"), a privately-owned investment firm. Under the Purchase Agreement, A&SB agreed to purchase all of the shares of SGAM Corp. held by SGAM S.A. SGAM S.A. also announced that Mr. Jean-Marie Eveillard, Chief Executive Officer of SGAM Corp. and owner of the remaining 19.9% of the equity of SGAM Corp. has entered into an agreement with A&SB providing for the eventual sale of his shares of SGAM Corp. to A&SB in three installments over a period of approximately seven years.

         If the stock purchase contemplated by the Purchase Agreement (the "Transaction") occurs, Arnhold & S. Bleichroeder Advisers, Inc. ("A&SB
Advisers"), a wholly-owned subsidiary of A&SB, would become the investment adviser to the Funds. The primary investment management team of SGAM Corp., including Jean-Marie Eveillard, would join A&SB Advisers and would continue to manage the portfolios of the Funds. The investment objectives and policies of each Fund would remain unchanged.

         In order to permit the Transaction to take place, a new investment advisory agreement between the Funds and A&SB Advisers would have to be approved by the Board of Directors of the Companies, as well as by the shareholders of each Fund. These new agreements, the terms of which are substantially the same as those of the existing agreements between the Funds and SGAM Corp., were unanimously approved by the Board of Directors, including the independent directors, on October 20, 1999 and will be submitted to the shareholders of the Funds for their consideration and approval at special meetings of shareholders. Neither of the new agreements would increase the amounts paid by the Funds for advisory services.

         Subject to receipt of shareholder approval, and the satisfaction of other conditions contained in the Purchase Agreement, it is presently anticipated that the closing of the Transaction will occur late in the fourth quarter of 1999 or early in the first quarter of 2000.

                                      * * *

         The paragraph under the heading "Investment Objective, Principal Investment Strategies, and Related Risks -- International Fund Investment Objective and Policies" on page 9 of the prospectus is corrected to read, in its entirety, as follows:

         "INTERNATIONAL FUND'S investment objective is to provide long-term growth of capital. In seeking to achieve this objective, INTERNATIONAL FUND will normally invest its assets primarily in common stocks (and in securities convertible into common stocks) of united states and foreign companies. However, INTERNATIONAL FUND reserves the right to invest a portion of its assets in fixed-income securities (including lower-rated securities) of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital. When deemed appropriate by INTERNATIONAL FUND'S investment adviser for short-term investment purposes, INTERNATIONAL FUND may hold a portion of its assets in short-term debt instruments including commercial paper and certificates of deposit."